Exhibit 10.5

EXECUTION COPY

PLEDGE AGREEMENT

This PLEDGE AGREEMENT (this “Agreement”) is made as of July 30, 2014, by and between ARES COMMERCIAL REAL ESTATE CORPORATION, a Maryland corporation (the “Pledgor”), and ARES MANAGEMENT LLC, a Delaware limited liability company (the “Credit Support Provider”).

WHEREAS, certain lenders have agreed to provide to ACRC Lender LLC, a Delaware limited liability company (the “Borrower”) a revolving credit facility pursuant to that certain Credit Agreement, dated as of July 30, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, City National Bank, as agent (in such capacity, the “Agent”) and the lenders from time to time party thereto (the “Lenders”); and

WHEREAS, the Credit Support Provider has agreed pursuant to that certain Loan Purchase Agreement, dated as of the date hereof (the “Credit Support Agreement”), by and between the Credit Support Provider, the Agent and the Lenders (the  “Credit Support Agreement”), to provide credit support to the Agent and the Lenders for the obligations of the Borrower under the Credit Agreement;

WHEREAS, in consideration for the Credit Support Provider’s provision of credit support on behalf of the Borrower under the Credit Support Fee Agreement, the Pledgor, the Borrower and ACRC Holdings LLC, a Delaware limited liability company (“ACRC”) and the Credit Support Provider have entered into that certain Credit Support Fee Agreement, dated as of July 30, 2014 (the “Fee Letter”), pursuant to which the Pledgor, ACRC and the Borrower have agreed to pay the Credit Support Provider the fee set forth therein and to undertake certain other obligations as set forth therein;

WHEREAS, the Pledgor is the direct legal and beneficial owner of all the issued and outstanding membership interests of ACRC and the ACRC is the direct legal and beneficial owner of all the issued and outstanding membership interests of the Borrower and the Pledgor will receive substantial direct and indirect benefits from the credit facility provided to the Borrower under the Credit Agreement; and

WHEREAS, as collateral security for the payment and performance in full of the Secured Obligations, the Pledgor is willing to grant to the Credit Support Provider, a security interest in the Securities Collateral in which the Pledgor now has or hereafter acquires any right, title or interest, pursuant to the terms of this Agreement.

NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which arc hereby acknowledged, in order to induce the Credit Support Provider to enter into the Credit Support Agreement, and to secure the performance and payment in full of the Secured Obligations, the Pledgor agrees with the Credit Support Provider as follows:

1.             Pledge of Securities, etc.

1.1.         Pledge of Membership Interests.  As collateral security for the performance and payment in full of the Secured Obligations, the Pledgor hereby expressly and unconditionally grants to the Credit Support Provider, a continuing first priority security interest in, and lien on, and pledges and assigns to the Credit Support Provider, all of the right, title and interest of the Pledgor in and to all or a portion (as applicable) of the limited liability company membership interests or other units of equity ownership of every class of ACRC, as more fully described on Exhibit A hereto, including without limitation, (i) all payments or distributions, whether in each case, of property or otherwise, at any time owing or payable to the Pledgor on account of its interest as a member in ACRC, (ii) all of the Pledgor’s rights and interests under its operating agreement, including all voting and management rights and all rights to grant or withhold consents or approvals, (iii) all rights of access and inspection to and use of all books and records, including computer software and computer software programs, of ACRC, (iv) all other rights, interests, property or claims to which the Pledgor may be entitled in its capacity as a member of ACRC and (v) all Proceeds, income from and increases in and products of any of the foregoing (collectively, the “Pledged Membership Interests”), to be held by the Credit Support Provider subject to the terms and conditions hereinafter set forth.  The certificates for such Pledged Membership Interests, to the extent that such interests are represented by certificates, accompanied by transfer powers or other appropriate instruments of assignment thereof duly executed in blank by the Pledgor, have been delivered to the Credit Support Provider.  The Pledgor represents and warrants that, (A) none of the limited liability company membership interests issued by ACRC is a security governed by Article 8 of the Delaware Uniform Commercial Code and (B) in the event any limited liability company membership interests are securities governed by Article 8 of the Delaware Uniform Commercial Code, then (I) if such securities are certificated, then such securities shall be delivered to the Credit Support Provider, together with transfer powers or other appropriate instruments of assignment thereof duly executed in blank by the Pledgor and (II) if such securities are not certificated, then the Pledgor shall cause ACRC to enter into an agreement providing the Credit Support Provider control of such Uncertificated Securities.

1.2.         Additional Securities.  Subject to Section 1.3 below, if the Pledgor acquires (a) any additional limited liability company membership interests or other equity interests of ACRC or any entity which is the successor of ACRC or (b) any securities or other equity interests exchangeable for or convertible into limited liability company membership interests of any class or other equity interest of ACRC, whether by purchase, dividend, split or otherwise, then such limited liability company membership interests or other equity interests shall be subject to the pledge, assignment and security interest granted to the Credit Support Provider under this Agreement and, if applicable, the Pledgor shall deliver to the Credit Support Provider forthwith any certificates therefor, accompanied by transfer powers or other appropriate instruments of assignment duly executed by the Pledgor in blank.  The Pledgor agrees that the Credit Support Provider may from time to time attach as Exhibit A hereto an updated list of the limited liability company membership interests or other equity interests at the time pledged with the Credit Support Provider hereunder.

1.3.         Pledge of Securities Collateral.  As collateral security for the performance and payment in full of the Secured Obligations, the Pledgor hereby expressly and unconditionally grants to the Credit Support Provider a continuing first priority security interest in, and lien on, and pledges and assigns to the Credit Support Provider the Securities Collateral as such term is hereinafter defined.

1.4.         Certain Operating Agreement Provisions.  The Pledgor hereby represents and warrants to the Credit Support Provider that no provisions of the operating agreement of ACRC (a) prohibits, restricts, conditions or otherwise affects the grant hereunder of any lien on any of the Securities Collateral or any enforcement action which may be taken in respect of any such lien or (b) otherwise conflicts with the terms of this Agreement.

2.             Definitions; Rules of Interpretation.

2.1.         Terms Defined in the Uniform Commercial Code.  The following terms when used in this Agreement shall have the meanings assigned to them in the Uniform Commercial Code (the “UCC”) as in effect from time to time in the State of New York: “Certificated Security”, “Investment Property”, “Proceeds” and “Uncertificated Security”.  Terms used herein that are not defined in the Credit Agreement or this Agreement but that are defined in the UCC shall have the same definitions in this Agreement as specified in the UCC.  If a term is defined in Article 9 of the UCC differently than in another Article of the UCC, the term has the meaning specified in Article 9, unless the context otherwise requires.  The following terms shall have the following meanings:

2.2.         Definitions.

“Event of Default” means:

(i) a default under the Fee Letter or under this Agreement, including, without limitation, failure to make any payment under the Fee Letter by the due date (whether by acceleration, notice of prepayment or otherwise) for such payment;

(ii)  if an involuntary case seeking the liquidation or reorganization of the Pledgor, ACRC or the Borrower under Chapter 7 or Chapter 11, respectively, of the Bankruptcy Code or any similar proceeding shall be commenced against the Pledgor, ACRC or the Borrower under any other applicable law and any of the following events occur: (1) such Person consents to the institution of the involuntary case or similar proceeding; (2) the petition commencing the involuntary case or similar proceeding is not timely controverted; (3) the petition commencing the involuntary case or similar proceeding is not dismissed within 60 days of the date of the filing thereof; (4) an interim trustee is appointed to take possession of all or a substantial portion of the assets of the Pledgor, ACRC or the Borrower; or (5) an order for relief shall have been issued or entered therein;

(iii)  a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, custodian, trustee, or other officer having similar powers over the Pledgor, ACRC or the Borrower to take possession of all or a substantial portion of its assets shall have been entered and, within 45 days from the date of entry, is not vacated, discharged, or bonded against;

(iv) the Pledgor, ACRC or the Borrower shall institute a voluntary case seeking liquidation or reorganization under Chapter 7 or Chapter 11, respectively, of the Bankruptcy Code; the Pledgor, ACRC or the Borrower shall file a petition, answer, or complaint or shall otherwise institute any similar proceeding under any other applicable law, or shall consent thereto; the Pledgor, ACRC or the Borrower shall consent to the conversion of an involuntary case to a voluntary case; or the Pledgor, ACRC or the Borrower shall consent or acquiesce to the appointment of a receiver, liquidator, sequestrator, custodian, trustee, or other officer with similar powers to take possession of all or a substantial portion of its assets; the Pledgor, ACRC or the Borrower shall generally fail to pay debts as such debts become due or shall admit in writing its inability to pay its debts generally; or the Pledgor, ACRC or the Borrower shall make a general assignment for the benefit of creditor; or

(v) any order, judgment, or decree shall be entered decreeing the dissolution of the Pledgor, ACRC or the Borrower, and such order, judgment or decree shall remain undischarged or unstayed for a period in excess of 45 days.

“Secured Obligations” means all obligations of every nature of Pledgor, ACRC and Borrower owing from time to time to the Credit Support Provider under the Fee Letter and this Agreement, whether for fees, expenses, indemnification, principal, amounts payable under section 4(b) of the Fee Letter, interest (including interest which, but for the filing of a petition in bankruptcy with respect to Pledgor, ACRC or Borrower, would have accrued on any Secured Obligation, whether or not a claim is allowed against Pledgor, ACRC or Borrower, as applicable, for such interest in the related bankruptcy proceeding), or otherwise required under the Fee Letter or this Agreement.

“Securities” means the Pledged Membership Interests, as defined in Section 1.1, and any additional limited liability company membership interests or other equity interests pledged to the Credit Support Provider from time to time pursuant to Section 1.2.

“Securities Act” means the Securities Act of 1933, as amended.

“Securities Collateral” means the Securities and all income therefrom, increases therein and Proceeds thereof, including, without limitation, all books and records related to any of the foregoing.  The term does not include any income, increases or Proceeds received by the Pledgor to the extent expressly permitted by Section 5.

3.             Liquidation, Recapitalization, etc.

3.1.         Distributions Paid to the Credit Support Provider.  Any sums of money or other property paid or distributed upon or with respect to any of the Securities, whether by dividend or redemption or upon the liquidation or dissolution of the Issuer thereof or otherwise, shall, except to the extent provided in Section 5, be paid over and delivered to the Credit Support Provider to be held by the Credit Support Provider as security for the payment and performance in full of all of the Secured Obligations.  In case, pursuant to the recapitalization or reclassification of the capital of ACRC or pursuant to the reorganization thereof, any distribution of capital is made on or in respect of any of the Securities or any property is distributed upon or with respect to any of the Securities, then, except to the extent provided in Section 5 with respect to cash, the property so distributed shall be subject to a lien in favor of, and to the extent required to be delivered, such Securities shall be delivered to the Credit Support Provider, for the benefit of the Credit Support Provider, to be held by it as security for the Secured Obligations.  Except to the limited extent provided in Section 5, all sums of money and other property paid or distributed in respect of the Securities, whether as a dividend or upon such a liquidation, dissolution, recapitalization or reclassification or otherwise, that are received by the Pledgor shall, until paid or delivered to the Credit Support Provider, be held in trust for the Credit Support Provider as security for the payment and performance in full of all of the Secured Obligations.

4.             Warranty of Title; Authority.  The Pledgor hereby represents and warrants that: (a) it has good and marketable title to, and is the sole record and beneficial owner of, the Securities pledged hereunder, subject to no pledges, liens, security interests, charges, options, restrictions or other encumbrances except the pledge and security interest created by this Agreement, (b) all of the Securities pledged by it hereunder are validly issued, fully paid and non-assessable, (c) it has full power, authority and legal right to execute, deliver and perform its obligations under this Agreement and to pledge and grant a security interest in all of the Securities Collateral pledged by it hereunder, and the execution, delivery and performance hereof and the pledge of and granting of a security interest in the Securities Collateral pledged by it hereunder have been duly authorized by all necessary corporate action and do not (x) contravene in any material respect any law, rule or regulation, (y) contravene any provision of its governing documents or by-laws, or (z) contravene in any material respect any governing document or of any judgment, decree or order of any tribunal or of any agreement or instrument to which it is a party or by which it or any of its property is bound or affected or constitute a default thereunder and (d) the information set forth in Exhibit A hereto relating to the Securities Collateral pledged by it herein is true, correct and complete in all material respects.  The Pledgor covenants that it will defend the rights of the Credit Support Provider and the security interest of the Credit Support Provider in such Securities against the claims and demands of all other persons whomsoever.  The Pledgor further covenants that it will have the like title to and right to pledge and grant a security interest in the Securities Collateral hereafter pledged by it or in which a security interest is granted to the Credit Support Provider hereunder and will likewise defend the rights, pledge and security interest thereof and therein or the Credit Support Provider.

5.             Cash Dividends and Distributions Prior to Maturity.  Unless an Event of Default has occurred and is continuing and the Credit Support Provider has given notice to the Pledgor to deliver them to the Credit Support Provider, the Pledgor shall be entitled to receive all cash dividends and distributions paid in respect of the Securities.  All such rights of the Pledgor to receive cash dividends shall cease in case an Event of Default has occurred and is continuing and the Credit Support Provider has given such notice.

6.             Rights and Remedies.

6.1.         In General.  If an Event of Default has occurred and is continuing, the Credit Support Provider shall thereafter have the following rights and remedies (to the extent permitted by applicable law) in addition to the rights and remedies of a secured party under the Uniform Commercial Code of the State of New York or such other applicable jurisdiction, all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, at such time or times as the Credit Support Provider deems expedient:

(a)           if the Credit Support Provider so elects, and gives written notice of such election to the Pledgor, the Credit Support Provider may vote any or all of the Securities (whether or not the same has been transferred into its name or the name of its nominee or nominees) for any lawful purpose, including, without limitation, if the Credit Support Provider so elects, for the liquidation of the assets of ACRC, and give all consents, waivers and ratifications in respect of the Securities and otherwise act with respect thereto as though it were the outright owner thereof (the Pledgor hereby irrevocably constituting and appointing the Credit Support Provider the proxy and attorney-in-fact of the Pledgor, with full power of substitution, to do so);

(b)           the Credit Support Provider may demand, sue for, collect or make any compromise or settlement the Credit Support Provider deems suitable in respect of any Securities Collateral;

(c)           the Credit Support Provider may sell, resell, assign and deliver, or otherwise dispose of any or all of the Securities Collateral, for cash or credit or both and upon such terms at such place or places, at such time or times and to such entities or other persons as the Credit Support Provider thinks expedient, all without demand for performance by the Pledgor or any notice or advertisement whatsoever except as expressly provided herein or as may otherwise be required by law;

(d)           the Credit Support Provider may cause all or any part of the Securities held by it to be transferred into its name or the name of its nominee or nominees; and

(e)           the Credit Support Provider may set off or otherwise apply or credit against the Secured Obligations any and all sums deposited with it or held by it.

6.2.         Sale of Securities Collateral.  In the event of any sale or other disposition of the Securities Collateral as provided in Section 6.1(c) and to the extent that any notice thereof is required to be given by law, the Credit Support Provider shall give to the Pledgor at least ten (10) Business Days’ prior authenticated written notice of the time and place of any public sale or other disposition of the Securities Collateral or of the time after which any private sale or any other intended disposition is to be made.  The Pledgor hereby acknowledges that ten (10) Business Days’ prior written notice of such sale or other disposition shall be reasonable notice.  The Credit Support Provider may enforce its rights hereunder without any other notice and without compliance with any other condition precedent now or hereunder imposed by statute, rule of law or otherwise (all of which are hereby expressly waived by the

Pledgor, to the fullest extent permitted by law).  The Credit Support Provider may buy or otherwise acquire any part or all of the Securities Collateral at any public sale or other disposition and if any part or all of the Securities Collateral is of a type customarily sold or otherwise disposed of in a recognized market or is of the type which is the subject of widely-distributed standard price quotations, the Credit Support Provider may buy or otherwise acquire at private sale or other disposition and may make payments thereof by any means.  The Credit Support Provider may apply the cash Proceeds actually received from any sale or other disposition to the expenses of retaking, holding, preparing for sale, selling and the like, to reasonable attorneys’ fees, travel and all other expenses which may be incurred by the Credit Support Provider in attempting to collect the Secured Obligations or to enforce this Agreement of in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement, and then to the Secured Obligations in the order determined by the Credit Support Provider.  After such applications the Credit Support Provider will pay over to the Pledgor the surplus, if any.

6.3.         Private Sales.  The Pledgor recognizes that the Credit Support Provider may be unable to effect a public sale or other disposition of the Securities by reason of certain prohibitions contained in the Securities Act, federal banking laws, and other applicable laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers.  The Pledgor agrees that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall not solely by reason thereof be deemed not to have been made in a commercially reasonable manner.  The Credit Support Provider shall be under no obligation to delay a sale of any of the Securities for the period of time necessary to permit ACRC to register such Securities for public sale under the Securities Act, or such other federal banking or other applicable laws, even if ACRC would agree to do so.  Subject to the foregoing, the Credit Support Provider agrees that any sale of the Securities shall be made in a commercially reasonable manner.

6.4.         Pledgor’s Agreements, etc.  The Pledgor further agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make any sales of any portion or all of the Securities pursuant to this Section 6 valid and binding and in compliance with any and all applicable laws (including, without limitation, the Securities Act, the Securities Exchange Act of 1934, as amended, the rules and regulations of the Securities and Exchange Commission applicable thereto and all applicable state securities or “Blue Sky” laws), regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Pledgor’s expense.  The Pledgor further agrees that a breach of any of the covenants contained in this Section 6 will cause irreparable injury to the Credit Support Provider, that the Credit Support Provider has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 6 shall be specifically enforceable against the Pledgor by the Credit Support Provider and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

7.             Transfer, etc., by Pledgor.  Without the prior written consent of the Credit Support Provider, the Pledgor will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber or restrict any of the Securities Collateral or any interest therein, except for the pledge thereof and security interest therein provided for in this Agreement.

8.             Further Assurances.  The Pledgor will do all such acts, and will furnish to the Credit Support Provider all such financing statements, certificates, legal opinions and other documents and will obtain all such governmental consents and corporate approvals and will do or cause to be done all such other things as the Credit Support Provider may reasonably request from time to time in order to give full effect to the provisions of this Agreement and to secure the rights of Credit Support Provider hereunder, all without any cost or expense to the Credit Support Provider.  The Pledgor hereby irrevocably authorizes the Credit Support Provider at any time and from time to time to file in any filing office in any applicable jurisdiction any initial financing statements and amendments thereto that (a) indicate the collateral (i) as the Securities Collateral or words of similar effect, or (ii) as being of equal or lesser scope or in greater detail and (b) contain any other information required by part 5 of Article 9 of the Uniform Commercial Code of the jurisdiction of the filing office for the sufficiency or filing office acceptance of any financing statement or amendment, including whether the Pledgor is an organization, the type of organization and any organization identification number issued to the Pledgor.  The Pledgor agrees to furnish any such information to the Credit Support Provider promptly upon request.  The Pledgor also ratifies its authorization for the Credit Support Provider to have filed in any jurisdiction any such initial financing statements or amendments thereto if filed prior to the date hereof.  The Pledgor will not permit to be effected any amendment or modification of the governing documents, operating agreements or other applicable organization documents of ACRC which would (or would be reasonably likely to) adversely affect the rights or remedies of the Credit Support Provider hereunder or the value of the Securities Collateral.  Without the prior written consent of the Credit Support Provider, the Pledgor will not cause or permit the membership interests of the Pledgor in ACRC to be evidenced by a certificate issued by ACRC or to constitute a security governed by Article 8 of the Uniform Commercial Code of the jurisdiction in which ACRC is organized, unless any such certificate is promptly delivered to the Credit Support Provider, together with transfer powers or other appropriate instruments of assignment thereof executed in blank by the Pledgor, in each case as required pursuant to this Agreement.

9.             Credit Support Provider’s Exoneration.  Under no circumstances shall the Credit Support Provider be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Securities Collateral of any nature or kind or any matter or proceedings arising out of or relating thereto, other than (a) to exercise reasonable care in the physical custody of the Securities Collateral and (b) after an Event of Default has occurred and is continuing, to act in a commercially reasonable manner.  The Credit Support Provider shall not be required to take any action of any kind to collect, preserve or protect its or the Pledgor’s rights in the Securities Collateral or against other parties thereto.  The Credit Support Provider’s prior recourse to any part or all of the Securities Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of any of the Secured Obligations.  This Agreement constitutes a pledge of the Securities Collateral, and any other applicable collateral hereunder only, and not an assignment of any duties or obligations of the Pledgor with respect thereto, and by its acceptance hereof and whether or not the Credit Support Provider has exercised any of its rights or remedies hereunder, the Credit Support Provider does not undertake to perform or discharge, and the Credit Support Provider shall not be responsible or liable, other than for gross negligence or willful misconduct, for the performance or discharge of any such duties or responsibilities, including, without limitation, for any capital calls.  The Pledgor agrees that, notwithstanding the exercise by the Credit Support Provider of any of its rights hereunder, such Pledgor shall remain liable nonetheless for the full and prompt performance of all of the Pledgor’s obligations and liabilities under any operating agreement evidencing or governing any units of membership interest in any limited liability company ownership included in the Securities Collateral.  Under no circumstances shall the Credit Support Provider or any holder of any of the Secured Obligations as such be deemed to be a member or other equity owner of ACRC by virtue of the provisions of this Agreement unless expressly agreed to in writing by the Credit Support Provider or such holder.  Without limiting the generality of the foregoing, the Credit Support Provider shall not have any fiduciary duty as such to the Pledgor or any other equity owner of ACRC by reason of this Agreement, whether by virtue of the security interests and liens hereunder, or any enforcement action in respect of such security interests and liens, unless and until the Credit Support Provider is actually admitted to ACRC as a substitute member or substitute equity owner thereof after exercising enforcement rights under §9-610 or §9-620 of the UCC in effect in the State of New York, or otherwise.

10.          No Waiver, etc.  Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a written instrument expressly referring to this Agreement and to the provisions so modified or limited, and executed by the Credit Support Provider and the Pledgor.  No act, failure or delay by the Credit Support Provider shall constitute a waiver of its rights and remedies hereunder or otherwise.  No single or partial waiver by the Credit Support Provider of any default or right or remedy that it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion.  The Pledgor hereby waives presentment, notice of dishonor and protest of all instruments, included in or evidencing any of the Secured Obligations or the Securities Collateral, and any and all other notices and demands whatsoever.  All rights and remedies of the Credit Support Provider with respect to the Secured Obligations or the Securities Collateral, whether evidenced hereby or by any other instruments, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Credit Support Provider deems expedient.

11.          Suretyship Waivers by Pledgor.  The Pledgor waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Securities Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description.  With respect to both the Secured Obligations and the Securities Collateral, the Pledgor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Securities Collateral, to the addition or release of any party or Person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Credit Support Provider may deem advisable.  The Credit Support Provider shall have no duty as to the collection or protection of the Securities Collateral or any income therefrom, the preservation of rights against prior parties, or the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in Section 9.  The Pledgor further waives any and all other suretyship defenses.

12.          Marshalling.  The Credit Support Provider shall not be required to marshal any present or future collateral security (including but not limited to the Securities Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the rights and remedies of the Credit Support Provider hereunder in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising (all of which rights of the Credit Support Provider shall be exercised by the Credit Support Provider).  To the extent that it lawfully may, the Pledgor hereby agrees that it will not invoke any law relating to the marshalling of collateral that might cause delay in or impede the enforcement of the Credit Support Provider’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Pledgor hereby irrevocably waives the benefits of all such laws.

13.          Pledgor’s Obligations Not Affected.  The obligations of the Pledgor hereunder shall remain in full force and effect without regard to, and shall not be impaired by (a) any exercise or nonexercise, or any waiver, by the Credit Support Provider of any right, remedy, power or privilege under or in respect of any of the Secured Obligations or any security therefor (including this Agreement); (b) any amendment to or modification of the Credit Agreement, the Notes (as defined in the Credit Agreement), the other Loan Documents (as defined in the Credit Agreement), the Credit Support Agreement, the Fee Letter or any of the Secured Obligations; (c) any amendment to or modification of any instrument securing any of the Secured Obligations or (d) the taking of additional security for, or any other assurances of payment of, any of the Secured Obligations or the release or discharge or termination of any security or other assurances of payment or performance for any of the Secured Obligations;

whether or not the Pledgor has notice or knowledge of any of the foregoing, the Pledgor hereby generally waiving all suretyship defenses to the extent applicable.

14.          Proceeds of Dispositions; Expenses.  The Pledgor shall pay to the Credit Support Provider on demand any and all out-of-pocket expenses, including reasonable attorneys’ fees and disbursements, incurred or paid by the Credit Support Provider in protecting, preserving or enforcing the Credit Support Provider’s rights and remedies under or in respect of any of the Secured Obligations or any of the Securities Collateral.  After deducting all of said expenses, the residue of any Proceeds of collection or sale or other disposition of the Securities Collateral shall, to the extent actually received in cash, be applied to the payment of the Secured Obligations in such order or preference as determined by the Credit Support Provider, proper allowance and provision being made for any Secured Obligations not then due.  In the absence of final payment and satisfaction in full in cash of all of the Secured Obligations, the Pledgor shall remain liable for any deficiency.

15.          Overdue Amounts.  Until paid, all amounts due and payable by the Pledgor hereunder shall be part of the Secured Obligations.

16.          Governing Law; Jurisdiction; Etc.

16.1.       Governing Law.  THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

16.2.       Submission to Jurisdiction.  THE PLEDGOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE CREDIT SUPPORT PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR THE TRANSACTIONS RELATING HERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT THE CREDIT SUPPORT PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST THE PLEDGOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

16.3.       Waiver of Venue.  THE PLEDGOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN SECTION 16.2.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY

WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

16.4.       Service of Process.  EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 18.  NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

17.          Waiver of Jury Trial.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

18.          Notice, etc.  Any notices this Agreement requires shall be delivered to the applicable party at its address set forth below or in such other manner as the addressee party shall have previously notified the other parties.

19.          Miscellaneous.  The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof.  This Agreement and all rights and obligations hereunder shall be binding upon the Pledgor and its successors and assigns, and shall inure to the benefit of the Credit Support Provider and its successors and assigns.  If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein.  The Pledgor acknowledges receipt of a copy of this Agreement.

20.          Reinstatement; Continued Powers; Termination.

20.1.       Reinstatement.  The granting of a security interest in the Securities Collateral and the other provisions hereof shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by the Credit Support Provider or is repaid by the Credit Support Provider in whole or in part in good faith settlement of a pending or threatened avoidance claim, whether upon the insolvency, bankruptcy or reorganization of the Pledgor, all as though such payment had not been made.  The provisions of this Section 20.1 shall survive repayment of all of the Secured Obligations (other than inchoate contingent obligations that by their terms survive the termination of the Fee Letter) and the termination or expiration of this Agreement in any manner, including but not limited to termination upon occurrence of the Termination Date.  For purposes of this Agreement, “Termination Date” means the date on which payment in full of all Secured Obligations (other than contingent indemnification obligations) shall have occurred.

20.2.       Continued Powers.  Until the Termination Date has occurred, the power of sale and other rights, powers and remedies granted to the Credit Support Provider hereunder shall continue to exist and may be exercised by the Credit Support Provider at any time and from time to time irrespective of the fact that any of the Secured Obligations or any part thereof may have become barred by any statute of limitations or that any part of the liability of the Pledgor may have ceased.

20.3.       Termination.  Subject to the provisions of Section 20.1, this Agreement (as supplemented from time to time), and all obligations of the Pledgor hereunder (excluding those obligations and liabilities that expressly survive such termination) shall terminate without delivery of any instrument or performance of any act by any party and all rights to the Pledged Membership Interests shall revert to the owner of such Pledged Membership Interests on the Termination Date.  Upon such termination of this Agreement, the Credit Support Provider shall, at the request and sole expense of the Pledgor, promptly deliver to the Pledgor (i) any such Pledged Membership Interests held by the Credit Support Provider hereunder and (ii) such termination statements and take such further actions as the Pledgor may reasonably request to terminate of record, or otherwise to give appropriate notice of the termination of, any lien conferred hereunder.

21.          Counterparts.  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.  This Agreement shall be effective when it has been executed by the Pledgor, ACRC, and the Credit Support Provider.

[Remainder of page intentionally left blank.]

EXECUTION COPY

IN WITNESS WHEREOF, intending to be legally bound, the Pledgor and the Credit Support Provider have caused this Pledge Agreement to be executed as of the date first above written.

THE PLEDGOR:

ARES COMMERCIAL REAL ESTATE CORPORATION

By:	/s/ Todd Schuster
Name:	Todd Schuster
Title:	Chief Executive Officer

Address for Notices:

Address for Notices:
Ares Commercial Real Estate Corporation
One North Wacker Drive, 48th Floor
Chicago, IL 60606
Attn: Maria Scherer
Telephone:	(312) 252-7529
Facsimile:	(312) 252-7500
Email:	mscherer@aresmanagement.com

with a copy to:

2000 Avenue of the Stars
12th Floor
Los Angeles, CA 90067
Attention: Real Estate Accounting

with a copy to:

Latham & Watkins LLP
355 South Grand Avenue
Los Angeles, CA 90071
Attn: Dominic Yoong
Facsimile: (213) 891-8763

The undersigned hereby joins in the above Pledge Agreement for the sole purpose of consenting to and being bound by the provisions of Sections 3.1, 5 and 6 thereof, the undersigned hereby agreeing to cooperate fully and in good faith with the Credit Support Provider and the Pledgor in carrying out such provisions.

ACRC HOLDINGS LLC,

By:	/s/ Todd Schuster
Name:	Todd Schuster
Title:	Chief Executive Officer

Address for Notices:
Ares Commercial Real Estate Corporation
One North Wacker Drive, 48th Floor
Chicago, IL 60606
Attn: Maria Scherer
Telephone:	(312) 252-7529
Facsimile:	(312) 252-7500
Email:	mscherer@aresmanagement.com

with a copy to:

2000 Avenue of the Stars
12th Floor
Los Angeles, CA 90067
Attention: Real Estate Accounting

with a copy to:

Latham & Watkins LLP
355 South Grand Avenue
Los Angeles, CA 90071
Attn: Dominic Yoong
Facsimile: (213) 891-8763

Pledge Agreement

Signature Page

Accepted and Agreed:

ARES MANAGEMENT LLC,
as Credit Support Provider

By:	/s/ Michael D. Weiner
Name: Michael D. Weiner
Title: Authorized Signatory

Ares Management LLC
2000 Avenue of the Stars
12th Floor
Los Angeles, CA 90067
Attn: Michael D. Weiner

with a copy to:

2000 Avenue of the Stars
12th Floor
Los Angeles, CA 90067
Attention: Corporate Accounting

and

Latham & Watkins LLP
355 South Grand Avenue
Los Angeles, CA 90071
Attention: Dominic Yoong
Facsimile: (213) 891-8763

Pledge Agreement

Signature Page

EXHIBIT A

to Pledge Agreement

PLEDGED LIMITED LIABILITY COMPANY MEMBERSHIP INTERESTS

Issuer	Record Owner	Class of Interests	Certificate No.	Authorized Interests	Issued Interests	Outstanding Interests	Par or Liquidation Value
ACRC Holdings LLC	Ares Commercial Real Estate Corporation	Limited liability company membership interests